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                             FIRST DATA CORPORATION
          FORWARD-LOOKING STATEMENT & MEANINGFUL CAUTIONARY STATEMENT
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FORWARD-LOOKING STATEMENT

     The Company has a long-term objective to grow revenues, net income and earnings per share at a compound annual rate of approximately 20%. Growth in any one year may be modestly above or below this objective, reflecting changes in business mix, investment in future growth opportunities, and/or acquisition activities. In 1997, First Data expects earnings per share to be approximately $1.60. Earnings of $1.60 per share would result in a five-year compound annual growth rate of approximately 20% since the initial public offering in 1992. The Company expects earnings growth in the first half of 1997 to be slightly lower, and in the second half to be slightly higher, than the year as a whole due to the timing of revenues and expenses related to new client and product initiatives.

NOTICE TO INVESTORS, PROSPECTIVE INVESTORS AND THE INVESTMENT COMMUNITY

     In passing the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), Congress encouraged public companies to make forward-looking statements by creating a safe-harbor to protect companies from securities law liability in connection with forward-looking statements. To qualify forward-looking statements for protection under the Reform Act, a company must identify forward-looking statements as such and identify important factors that could cause actual results to differ materially from those in the forward-looking statement.

     All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected.

     Important factors currently known to management upon which the Company's forward-looking statements are premised include the following:

     . Continued growth at rates approximating recent levels for card-based payment transactions, consumer money transfer transactions, and other product markets.

     . Successful implementation of the ACT3 health care claims administration processing system into the Company's existing customer base as well as overall market appeal for the service.

     . Successful implementation and achievement of expected growth of the U$A Value Exchange program and other information product initiatives.

     . Absence of consolidation among client financial institutions or other client groups which has a significant impact on FDC client relationships.

     .  Successful management of pricing pressures through cost efficiencies.

     . No imposition of a Value Added Tax on third-party credit card processing services by the European Community, which could put credit card processing outsourcers at a competitive disadvantage to in-house solutions in the European Community.

     . No unanticipated changes in laws, regulations, credit card association rules or other industry standards affecting FDC's businesses which require significant product redevelopment efforts or render products obsolete.

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     .  No dispositions of significant businesses, which could have a short-term dilutive impact if other appropriate investment opportunities are not immediately available.

     . Continuation of the existing interest rate environment, avoiding increases in agent fees related to a portion of the Company's payments instruments business and in the Company's short-term borrowing costs.

     . Absence of significant changes in retail foreign exchange spreads on retail money transfer transactions, particularly between the United States and Mexico.

     . No significant increase in the cost of maintaining a role for FDC's credit card processing, merchant processing and money transfer businesses in connection with new payment technologies being developed.

     . Successfully managing the potential both for patent protection and patent liability in the context of rapidly developing legal framework for expansive software patent protection.

     Variations from these assumptions or failure to achieve these objectives could cause actual results to differ from those projected in the forward-looking statement. Due to the uncertainties inherent in forward-looking statements, readers are urged not to place undue reliance on these statements. In addition, FDC undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes to projections over time.

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